SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): June 19, 2008



                        Fashion Tech International, Inc.
                        --------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)


                   2-93231-NY                            87-0395695
                   ----------                            ----------
           (Commission File Number)           (IRS Employer Identification No.)


                12890 Hilltop Road
                  Argyle, Texas                                    76226
                  -------------                                    -----
     (Address of Principal Executive Offices)                   (Zip Code)


                                 (972) 233-0300
                                 --------------
               (Registrant's Telephone Number, Including Zip Code)

                  ---------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendment of Articles of  Incorporation  or Bylaws;  Change in Fiscal
           Year

Reference is made to the disclosure set forth under Item 8.01 of this report with regard to the Certificate of Amendment to the Articles of Incorporation of Fashion Tech International, Inc. (the "Registrant"). A copy of the Certificate of Amendment is included as an exhibit to this report.

In addition, on June 19, 2008, the Registrant's board of directors determined to update and modernize the Registrant's bylaws by adopting amended and restated bylaws of the Registrant that supersede and replace the Registrant's previous bylaws in their entirety. A copy of the Registrant's amended and restated bylaws is included as an exhibit to this report.


Item 8.01 Other Events

On June 19, 2008, the Registrant effected a one-for-10 reverse split of its issued and outstanding shares of common stock, par value $0.001 per share. In order to effect the reverse split, the Registrant filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada. Prior to the filing, the Certificate of Amendment was approved by the Registrant's board of directors and by its majority stockholder.

The reverse stock split reduced the number of the Company's issued and outstanding shares of common stock from 28,728,656 to approximately 2,878,866. No fractional shares were issued in connection with the reverse stock split and any fractional shares resulting from the reverse split were rounded up to the nearest whole share.

As a result of the reverse split, the symbol for the Company's common stock on the OTC Bulletin Board has been changed from "FTEC" to "FHTI" and the Company's common stock began quotation under the new symbol (on a post-split basis) on June 20, 2008.


Item 9. Financial Statements and Exhibits

(d)  The following documents are included as exhibits to this report:

Exhibit    SEC Ref.
No.        No.          Title of Document                           Location
--------   ------       -----------------                           --------
3.1        3            Certificate of Amendment to                 This Filing
                        Articles of Incorporation of
                        Fashion Tech International, Inc.
                        Effective June 19, 2008

3.2        3            Amended and Restated Bylaws of              This Filing
                        Fashion Tech International, Inc.
                        Effective June 19, 2008



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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Fashion Tech International, Inc.
                                                A Nevada Corporation


Date: June 20, 2008                             By: /s/ Richard Crimmins
                                                    --------------------
                                                    Richard Crimmins
                                                    President




















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